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                            NOTE AND PLEDGE AGREEMENT


         NOTE AND PLEDGE AGREEMENT (the "Note and Pledge Agreement"), dated as of February 24, 2000, between Maurice P. Andrien (the "Maker" and SUNSOURCE INC. (the "Payee").

                              PRELIMINARY STATEMENT

         The Maker has received a restricted stock grant from the Payee effective January 26, 2000 pursuant to a Restricted Stock Grant effective January 26, 2000 (the "Grant Letter"), under the SunSource Inc. 1998 Equity Compensation Plan, whereby the Maker will receive a grant of 100,000 shares (the "Shares") of common stock of the Payee. Concurrently therewith, the Maker is making an election under Section 83(b) of the Internal Revenue Code to be taxed on the date of grant ("83(b) Election" of the Shares, the Payee is making a loan (the "Loan") to the Maker of the amount of taxes resulting to the Maker as a result of the 83(b) Election, and the Maker is delivering this Note and Pledge Agreement to the Payee, whereby the Maker promises, among other things, to pay the principal amount of $206,350.20 (the "Note") in repayment of the Loan and to pledge to the Payee the Shares to secure the payment of the Loan (the "Pledge"). Under the terms of the Pledge, the Payee shall continue to hold the Pledged Securities (as defined below) hereunder until released in accordance with Section B.8 hereof or the termination of this Note and Pledge Agreement.

                                   WITNESSETH:

         NOW, THEREFORE, to induce the Payee to make a loan under this Note and Pledge Agreement and in consideration of the mutual covenants contained herein, the parties hereto, each intending to be legally bound hereby, covenant and agree as follows:

A. Promissory Note.

         1. Terms. FOR VALUE RECEIVED, and intending to be legally bound, the Maker hereby promises to pay, in lawful money of the United States of America, without demand, defalcation, set off or deduction, to the order of Payee, at the address of the Payee's executive offices, or at such other place as the holder hereof shall from time to time designate in writing, the principal amount of $206,350.20, in three equal annual installments commencing upon February 24, 2001 with interest on the unpaid principal balance until paid at the annual rate of 6.11%, calculated on the basis of a 360-day year consisting of twelve 30-day months. If not sooner paid, the outstanding principal amount, together with accrued interest thereon, shall be immediately due and payable on the first to occur of (i) the date on which the Maker's employment with the Payee terminates for any reason, (ii) a Change of Control of the Payee (as defined in the SunSource Inc. 1998 Equity Compensation Plan), (iii) the date on which the Maker sells or otherwise disposes of any of the Shares, or agrees to sell or otherwise dispose of any of the Shares or (iv) February 24, 2003.


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         2. Prepayment. The Maker may prepay at any time all or part of the outstanding principal balance hereof without penalty, provided that when making such prepayment the Maker shall pay all interest then accrued and all other sums then due hereunder. Partial prepayments shall be applied to reduce the remaining payments in the inverse order of maturity.

         3. Default.

            (a) The Maker shall be in default hereunder upon the occurrence of any of the following events (each an "Event of Default"): (i) if the Maker fails to pay the principal or interest or any other sum due hereunder on the applicable due date therefor and such failure continues for at least 30 days after notice of the failure; (ii) if the Maker shall (A) apply for or consent to the appointment of a receiver, custodian, trustee or liquidator of himself or of all or a substantial part of his property, (B) make a general assignment for the benefit of his creditors, (C) file a petition seeking to take advantage of any law providing for the relief of debtors, or (D) take any action for the purpose of effecting any of the foregoing; (iii) if a proceeding or case shall be commenced against the Maker in any court of competent jurisdiction for (A) the winding up, or composition or readjustment of debts, of the Maker, (B) the appointment of a trustee, receiver, custodian, liquidator or the like of the Maker or of all or any substantial part of his property, or (C) similar relief in respect of the Maker under any law providing for the relief of debtors, and such proceeding or case shall continue undismissed, or unstayed and in effect, for a period of 60 days, or an order for relief against the Maker shall be entered in an involuntary case under such Bankruptcy Code; or (iv) if there shall be a default under the Pledge.

            (b) Upon the occurrence of an Event of Default, which shall be continuing, the balance of principal of and all accrued interest upon this Note shall become immediately due and payable (i) without any action or notice of any kind on the part of any holder of this Note in the case of the occurrence of an Event of Default described in subparagraph (ii) or (iii) of paragraph (a) above; or (ii) in the case of other Events of Default, only upon declaration of such default delivered to the Maker by the holder.

            (c) The Maker shall pay on demand all costs of collection, including without limitation reasonable attorneys' fees, incurred by the holder hereof with respect to any default by the Maker hereunder. Such amounts, until paid by the Maker, shall be added to the principal hereof, bear interest at the rate set forth in Section A.1. above and be secured by the Pledge.

         4. Forgiveness. This Note shall be forgiven and the Payee shall release to the Maker all of the Pledged Securities upon the Maker's involuntary termination from the Payee without "Cause" (as defined in the SunSource Inc. 1998 Equity Compensation Plan).

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B. Pledge Agreement.

         1. Pledge of Stock. As collateral security for the punctual payment and performance of all existing and future indebtedness, obligations and other liabilities, absolute or contingent, direct or indirect, primary or secondary, of the Maker to the Payee of any nature whatsoever under this Note and Pledge Agreement (all of such indebtedness, obligations and liabilities of the Maker being hereinafter sometimes referred to collectively as the "Obligations"), the Maker hereby deposits with and pledges and hypothecates to the Payee for its benefit and grants to the Payee for its benefit, and agrees that the Payee shall have a first security interest in and pledge of, the number of shares of Shares (the "Pledged Securities") of the Payee set forth below:


           Class of Security      Certificate Number    Number of Shares Pledged
           -----------------      ------------------    ------------------------
             Common Stock             __________               100,000

         2. Representations and Warranties of the Maker. The Maker represents and warrants to and agrees with Payee as follows:

            (a) The Pledged Securities have been duly and validly pledged hereunder in accordance with all applicable laws, and the Maker warrants and covenants to defend the Payee's right, security interest and special property in and to the Pledged Securities against the claims and demands of all persons whomsoever. Except for the security interest created hereby in favor of the Payee and certain contractual restrictions on the transfer thereof, as set forth in the Grant Letter, the Maker is the exclusive legal and equitable owner of, and has good title to, all of the Pledged Securities identified in Section B.1 as being owned by the Maker, free and clear of all claims, liens, security interests and other encumbrances, and the Maker has the unqualified legal right to pledge the same hereunder.

            (b) The Maker and his representatives, successors and assigns hereby irrevocably waive and release all preemptive, first-refusal and other similar rights of the Maker to purchase any or all of the Pledged Securities upon any sale thereof by the Payee hereunder, whether such right to purchase arises under the articles of incorporation or any bylaw of the Payee, by agreement, by operation of law or otherwise.

            (c) All of the foregoing representations, warranties and agreements shall survive the execution and delivery of this Note and Pledge Agreement and the making of the loan hereunder.

         3. Representations and Warranties of the Payee. The Payee represents and warrants to the Maker that the Payee is issuing to the Maker good title to all of the Pledged Securities identified in Section B.1, free and clear of all claims, liens, security interests and other encumbrances except for certain contractual restrictions on the transfer thereof, as set forth in the Grant Letter, and that the Payee has the unqualified legal right to issue the same to the Maker.

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         4. Reservation of Voting Rights. Upon the occurrence of an Event of
Default that shall be continuing, the Payee shall be entitled to exercise any and all voting power with respect to the Pledged Securities. At all other times, the Maker shall be entitled to exercise as he deems appropriate, but in a manner consistent with the provisions of this Note and Pledge Agreement, all voting power with respect to the Pledged Securities.

         5. Additional Collateral Security. If any stock dividend shall be declared on any of the Pledged Securities, or any shares of stock or fractions thereof shall be issued pursuant to any stock split involving any of the Pledged Securities, or any distribution of capital shall be made on any of the Pledged Securities, or any property shall be distributed upon or with respect to the Pledged Securities pursuant to any recapitalization or reclassification of the capital of the Payee or pursuant to a reorganization thereof, the shares or other property so distributed shall be delivered to the Payee to be held by it in pledge as additional collateral security for the Obligations.

         6. Remedies. Upon the occurrence of an Event of Default that shall be continuing, the Payee shall have the right at any time and from time to time to take such actions as it deems appropriate with respect to the Pledged Securities. Without limiting the foregoing, the parties acknowledge that the Pledged Securities are subject to the restrictions of the Grant Letter.

         7. Right to Execute Endorsements. Upon the occurrence of any Event of Default, the Payee shall have the right, for and in the name, place and stead of the Maker and acting as its attorney-in-fact if necessary, to execute endorsements, assignments and other instruments of conveyance or transfer with respect to all or any of the Pledged Securities whenever any such execution is required or permitted hereunder.

         8. Release of Pledged Securities. Upon payment of any portion of the principal amount of the Note, plus all accrued interest thereon, the Payee may release to the Maker a proportionate number of the Pledged Securities, provided that no Event of Default shall exist at that time. Upon payment of the full amount due under the Note, the Payee shall release the remainder of the Pledged Securities to the Maker. The Payee shall release to the Maker all of the Pledged Securities upon the Maker's involuntary termination from the Payee without "Cause" (as defined in the SunSource Inc. 1998 Equity Compensation Plan).

C. Remedies, Termination, Waiver and Miscellaneous.

         1. Remedies Cumulative; Indemnities, etc. The rights, powers and remedies provided herein in favor of the Payee shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other rights and remedies in favor of the Payee existing at law or in equity, including without limitation all of the rights, powers and remedies available to a secured creditor under the Uniform Commercial Code as in effect in the State of Delaware or any other appropriate jurisdiction, and may be exercised concurrently, independently or successively by the holder hereof in such holder"s discretion. The Maker shall indemnify and hold harmless the Payee from and against any and all liabilities, losses and damages that the Payee may incur in the exercise or performance of any of its or their rights, powers or remedies set forth herein, provided, however, that the Maker shall have no obligation to indemnify any such indemnitee against any liability, loss or damage resulting from such indemnitee's own gross negligence or bad faith.
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         2. Waivers; Amendments. No delay on the part of the Payee in exercising any of its options, powers or rights, and no partial or single exercise thereof, shall constitute a waiver thereof or of any other option, power or right. The Payee shall not be deemed by any act or omission to have waived any such right or remedy or any default by the Maker hereunder or under the Pledge unless such waiver is in writing and signed by the holder, and then only to the extent specifically set forth in the writing. Any such waiver shall not be construed as a continuing waiver or as a bar to or waiver of any right or remedy with respect to any other default by the Maker. None of the terms and conditions of this Note and Pledge Agreement may be amended, modified or waived orally but only in a writing signed by the Payee and the Maker.

         3. Return of Collateral. Upon the full payment and performance of all of the Obligations, this Note and Pledge Agreement shall expire and the Maker (except to the extent otherwise contemplated hereby) shall be entitled to the return of all of the Pledged Securities and other property and cash held in pledge hereunder that have not been used or applied to the payment of the Obligations.

         4. Transfers of Interest. Upon any assignment or other transfer by the Payee of any of the Obligations, the Payee may transfer its interest in the Pledged Securities, or any part thereof, to the assignee or transferee, who shall thereupon become vested with all the rights, remedies, powers, security interests and liens herein granted to the Payee in respect of the Pledged Securities or the transferred part thereof, subject, however, to the restrictions contained herein.

         5. Expenses. The Pledged Securities secure, and the Maker shall pay on demand, all reasonable expenses (including but not limited to reasonable attorneys' fees and costs for legal services, costs of insurance and payments of taxes or other charges) of, or incidental to, the custody, care, sale or realization on any of the Pledged Securities or in any way relating to the enforcement or protection of the rights of the Payee hereunder.

         6. Notices. All notices, requests, demands, directions, declarations and other communications provided for herein shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified,
(b) three days after notice shall be deposited with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified (i) if to the Maker, at the address set forth below, and
(ii) if to the Payee, at the address designated for payments hereunder from time to time, or (c) upon confirmation that notice shall have been received by fax at the fax number specified for such party with its address. Any party may change its address or fax number for notice purposes by giving advance notice hereunder to the other party in accordance with this Section C.6.
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         7. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

         8. Certain Waivers; Integration, etc.

            (a) The Maker waives presentment for payment, demand, notice of nonpayment, notice of protest, protest and notice of dishonor of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note and Pledge Agreement.

            (b) The Maker hereby waives any and all present and future laws and rules of court exempting any of the Pledged Securities or any other property, real or personal, or any of the proceeds arising from any sale of such property, from attachment, levy, sale or execution, or providing for any stay of execution, appraisement, exemption from civil process or extension of time for payment.

            (c) This instrument states the entire agreement of the parties concerning the subject matter hereof, and it is acknowledged that there are no customs, usages, representations, or assurances referring to the subject matter, and no inducements leading to the execution or delivery hereof, other than those expressed herein.

         9. Miscellaneous. This Note and Pledge Agreement shall bind and inure to the benefit of the Maker and the Payee and their respective heirs, executors, administrators, personal representatives, successors and assigns, except that the Maker shall not have the right to assign any of the Maker's rights hereunder or interests herein without the written consent of the Payee. No persons other than the Maker and the Payee and the respective assignees of the Payee (including any creditors of Payee to which the Payee may assign its rights hereunder) are intended to be benefitted hereby or shall have any rights hereunder, as third-party beneficiaries or otherwise. The Maker acknowledges that this Note and Pledge Agreement and the obligations of the Maker hereunder and the security interest created or intended to be created hereby have constituted, and were intended by the Maker to constitute, a material inducement to the Payee to enter into this Note and Pledge Agreement and make the loan contemplated hereby, knowing that the Payee will rely upon this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts shall together constitute but one and the same instrument. Any provision of this Note and Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remainder of this Agreement or the validity or enforceability of such provision in any other jurisdiction. Words of any gender herein shall include any other genders, and the singular shall include the plural and vice versa, whenever the same is necessary to produce a fair and meaningful construction. The term "Payee" shall apply equally to the initial Payee specified above and to any holder to which this Note may be assigned.


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         IN WITNESS WHEREOF, the Maker has executed this Note and Pledge
Agreement and intending to be legally bound as of the day and year first written above.

                                                     MAKER


                                                     ___________________________


                                                     Address:

                                                     ___________________________
                                                     ___________________________
                                                     ___________________________

                                                     PAYEE

                                                     SUNSOURCE INC.


                                                     By:________________________